As filed with the Securities and Exchange Commission on June 28, 2017

Registration No. 333-198459

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1 to

FORM S-3

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

CARRIZO OIL & GAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	76-0415919
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 2300

Houston, Texas 77002

(713) 328-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Michael Kennington

Associate General Counsel

Carrizo Oil & Gas, Inc.

500 Dallas Street, Suite 2300

Houston, Texas 77002

(713) 328-1000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Gene J. Oshman

Travis J. Wofford

Baker Botts L.L.P.

One Shell Plaza

910 Louisiana Street

Houston, Texas 77002

(713) 229-1234

Exact Name of Additional Registrants as Specified in Their Respective Charters*	Jurisdiction of Incorporation/ Organization	I.R.S. Employer Identification Number
Bandelier Pipeline Holding, LLC	Delaware	27-0629697
Carrizo (Eagle Ford) LLC	Delaware	45-2648836
Carrizo (Marcellus) LLC	Delaware	26-3529055
Carrizo (Marcellus) WV LLC	Delaware	27-3279601
Carrizo (Niobrara) LLC	Delaware	45-2648909
Carrizo (Permian) LLC	Delaware	46-2191866
Carrizo (Utica) LLC	Delaware	45-3092066
Carrizo Marcellus Holding Inc.	Delaware	26-3528920
CLLR, Inc.	Delaware	20-5154104
Hondo Pipeline, Inc.	Delaware	26-1309563
Mescalero Pipeline, LLC	Delaware	27-0638159

*	The address and telephone number of each additional registrant’s principal executive office is 500 Dallas Street, Suite 2300, Houston, Texas 77002, Telephone (713) 328-1000.

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer (Do not check if a smaller reporting company) ☐		Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered/Proposed Maximum Aggregate Offering Price/Amount of Registration Fee(1)(2)(3)
Debt Securities	—
Common Stock, par value $0.01 per share	—
Preferred Stock, par value $0.01 per share	—
Warrants	—
Guarantees of Debt Securities(4)	—
Total	—

(1)	There is being registered hereunder such indeterminate number or amount of debt securities, common stock, preferred stock, warrants and guarantees of debt securities as may from time to time be issued at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable antidilution provisions. Any securities registered hereunder may be sold separately or with other securities registered hereunder.
(2)	In reliance on Rule 456(b) and Rule 457(r) under the Securities Act, the registrant hereby defers payment of the registration fee required in connection with this Registration Statement.
(3)	Pursuant to Rule 416, there is also being registered hereunder such indeterminate amount of securities as may from time to time be issuable as a result of stock splits, stock dividends or applicable antidilution provisions.
(4)	Bandelier Pipeline Holding, LLC, Carrizo (Eagle Ford) LLC, Carrizo (Marcellus) LLC, Carrizo (Marcellus) WV LLC, Carrizo (Niobrara) LLC, Carrizo (Permian) LLC, Carrizo (Utica) LLC, Carrizo Marcellus Holding Inc., CLLR, Inc., Hondo Pipeline, Inc. and Mescalero Pipeline, LLC may fully and unconditionally guarantee any series of debt securities of Carrizo Oil & Gas, Inc. Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees of the debt securities being registered.

EXPLANATORY NOTE

This Registration Statement on Form S-3 (Registration No. 333-198459) of Carrizo Oil & Gas, Inc. (the “Company”) and its subsidiary guarantor registrants (the “Registration Statement”) is being amended to add Carrizo (Permian) LLC, a subsidiary of the Company, as a co-registrant that is, or may potentially be, a guarantor of some or all of the debt securities with respect to which offers and sales are registered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

All expenses in connection with the offering described in this registration statement will be paid by us. Such expenses are estimated as follows:

SEC registration fee	$	*
Printing expenses		**
Accounting and engineers’ fees and expenses		**
Legal fees and expenses		**
Trustee and transfer agent fees and expenses		**
Rating agency fees and expenses		**
FINRA filing fee		**
Miscellaneous		**

Total	$	**

*	To be deferred pursuant to Rule 456(b) and calculated in connection with the offering of securities under this registration statement pursuant to Rule 457(r).
**	Estimated expenses are not presently known. The foregoing sets forth the general categories of expenses that we anticipate we will incur in connection with the offering of securities under this registration statement. An estimate of the aggregate expenses in connection with the issuance and distribution of the securities being offered will be included in the applicable prospectus supplement.

Item 15.	Indemnification of Directors and Officers.

Limitation of Director Liability and Indemnification Arrangements

Texas Corporations. Our articles of incorporation contain a provision that limits the liability of our directors as permitted by the Texas Business Organizations Code. The provision eliminates the personal liability of a director to us and our shareholders for monetary damages for an act or omission in the director’s capacity as a director. The provision does not change the liability of a director for breach of his duty of loyalty to us or to our shareholders, for an act or omission not in good faith that involves intentional misconduct or a knowing violation of law, for an act or omission for which the liability of a director is expressly provided for by an applicable statute, or in respect of any transaction from which a director received an improper personal benefit. Pursuant to our articles of incorporation, the liability of directors will be further limited or eliminated without action by shareholders if Texas law is amended to further limit or eliminate the personal liability of directors.

Our bylaws provide for the indemnification of our officers and directors, and the advancement to them of expenses in connection with proceedings and claims, to the fullest extent permitted by the Texas Business Organizations Code. We have also entered into indemnification agreements with each of our directors and some of our officers that contractually provide for indemnification and expense advancement and include related provisions meant to facilitate the indemnitee’s receipt of such benefits.

In addition, we have purchased directors’ and officers’ liability insurance policies for our directors and officers. Our bylaws and these agreements with directors and officers provide for indemnification for amounts:

•	in respect of the deductibles for these insurance policies;

•	that exceed the liability limits of our insurance policies; and

•	that are available, were available or become available to us or which are generally available to companies comparable to us but which our officers or directors determine is inadvisable for us to purchase, given the cost involved.

Such indemnification may be made even though directors and officers would not otherwise be entitled to indemnification under other provisions of our bylaws or these agreements.

Delaware Corporations. Delaware law permits a corporation to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director, but not an officer in his or her capacity as such, to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that such provision shall not eliminate or limit the liability of a director for (1) any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under section 174 of the Delaware General Corporation Law (the “DGCL”) for unlawful payment of dividends or stock purchases or redemptions or (4) any transaction from which the director derived an improper personal benefit.

The certificate of incorporation and bylaws of each of Carrizo Marcellus Holding Inc., CLLR, Inc. and Hondo Pipeline, Inc. each authorize indemnification of such entity’s officers and directors to the full extent permitted by law.

Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any type of proceeding, other than an action by or in the right of the corporation, because he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if: (1) he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and (2) with respect to any criminal proceeding, he or she had no reasonable cause to believe that his or her conduct was unlawful. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the corporation because he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against expenses, including attorneys’ fees, actually and reasonably incurred in connection with such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification will be made if the person is found liable to the corporation unless, in such a case, the court determines the person is nonetheless entitled to indemnification for such expenses. A corporation must also indemnify a present or former director or officer who has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter therein, against expenses, including attorneys’ fees, actually and reasonably incurred by him or her. Expenses, including attorneys’ fees, incurred by a director or officer, or any employees or agents as deemed appropriate by the board of directors, in defending civil or criminal proceedings may be paid by the corporation in advance of the final disposition of such proceedings upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation. The Delaware law regarding indemnification and the advancement of expenses is not exclusive of any other rights a person may be entitled to under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Under the DGCL, the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that a person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Delaware law also provides that a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other entity, against any liability asserted against and incurred by such person, whether or not the corporation would have the power to indemnify such person against such liability.

Delaware Limited Liability Companies. The limited liability company agreements of each of Bandelier Pipeline Holding, LLC, Carrizo (Eagle Ford) LLC, Carrizo (Marcellus) LLC, Carrizo (Marcellus) WV LLC, Carrizo (Niobrara) LLC, Carrizo (Permian) LLC, Carrizo (Utica) LLC and Mescalero Pipeline, LLC provide that their respective members, officers and directors will be indemnified to the fullest extent that would be permitted by the DGCL as if each such entity were a corporation governed by the DGCL.

Item 16.	Exhibits

EXHIBIT NUMBER		DESCRIPTION

1.1***	—	Underwriting Agreement.

†3.1	—	Composite Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.2 to the Company’s Current Report on 8-K filed on May 16, 2017 (File No. 000-29187-87)).

†3.2	—	Amended and Restated Bylaws of the Company (incorporated herein by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on February 19, 2015 (File No. 000-29187-87)).

†4.1	—	Form of certificate representing Common Stock (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-29187)).

†4.2	—	Certificate of Formation of Bandelier Pipeline Holding, LLC (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.3	—	Amended and Restated Limited Liability Company Agreement of Bandelier Pipeline Holding, LLC (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.4	—	Certificate of Formation of Carrizo (Eagle Ford) LLC (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178929)).

†4.5	—	Limited Liability Company Agreement of Carrizo (Eagle Ford) LLC (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178929)).

†4.6	—	Certificate of Formation of Carrizo (Marcellus) LLC (incorporated by reference to Exhibit 4.10 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.7	—	Limited Liability Company Agreement of Carrizo (Marcellus) LLC (incorporated by reference to Exhibit 4.11 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.8	—	Certificate of Formation of Carrizo (Marcellus) WV LLC (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.9	—	Limited Liability Company Agreement of Carrizo (Marcellus) WV LLC (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.10	—	Certificate of Formation of Carrizo (Niobrara) LLC (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178929)).

†4.11	—	Limited Liability Company Agreement of Carrizo (Niobrara) LLC (incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178929)).

EXHIBIT NUMBER		DESCRIPTION

4.12*	—	Certificate of Formation of Carrizo (Permian) LLC.

4.13*	—	Limited Liability Company Agreement of Carrizo (Permian) LLC.

4.14**	—	Certificate of Formation of Carrizo (Utica) LLC.

4.15**	—	Limited Liability Company Agreement of Carrizo (Utica) LLC.

†4.16	—	Certificate of Incorporation of Carrizo Marcellus Holding Inc. (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.17	—	Bylaws of Carrizo Marcellus Holding Inc. (incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.18	—	Certificate of Incorporation of CLLR, Inc. (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-3 (Registration No. 333-142346)).

†4.19	—	Bylaws of CLLR, Inc. (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-3 (Registration No. 333-142346)).

†4.20	—	Certificate of Incorporation of Hondo Pipeline, Inc. (incorporated by reference to Exhibit 4.10 to the Company’s Post-Effective Amendment to the Company’s Registration Statement on Form S-3 (Registration No. 333-142346)).

†4.21	—	Bylaws of Hondo Pipeline, Inc. (incorporated by reference to Exhibit 4.11 to the Company’s Post-Effective Amendment to the Company’s Registration Statement on Form S-3 (Registration No. 333-142346)).

†4.22	—	Certificate of Formation of Mescalero Pipeline, LLC (incorporated by reference to Exhibit 4.18 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.23	—	Certificate of Amendment to the Certificate of Formation of Mescalero Pipeline, LLC (incorporated by reference to Exhibit 4.19 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.24	—	Amended and Restated Limited Liability Company Agreement of Mescalero Pipeline, LLC (incorporated by reference to Exhibit 4.20 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.25	—	Indenture among Carrizo Oil & Gas, Inc., the subsidiaries named therein and Wells Fargo Bank, National Association, as trustee, dated May 28, 2008 (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 28, 2008 (File No. 000-29187-87)).

†4.26	—	First Supplemental Indenture dated May 28, 2008 between Carrizo Oil & Gas, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 28, 2008 (File No. 000-29187-87)).

†4.27	—	Second Supplemental Indenture dated May 14, 2009 among Carrizo Oil & Gas, Inc., the subsidiaries named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.21 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.28	—	Third Supplemental Indenture effective as of October 19, 2009 among Carrizo Oil & Gas, Inc., Pecos Pipeline LLC and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.19 to the Company’s Amendment No. 1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

EXHIBIT NUMBER		DESCRIPTION

†4.29	—	Fourth Supplemental Indenture dated November 2, 2010 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 2, 2010 (File No. 000-29187-87)).

†4.30	—	Fifth Supplemental Indenture dated November 2, 2010 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on November 2, 2010 (File No. 000-29187-87)).

†4.31	—	Sixth Supplemental Indenture dated May 4, 2011 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (File No. 000-29187-87)).

†4.32	—	Seventh Supplemental Indenture dated May 4, 2011 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (File No. 000-29187-87)).

†4.33	—	Eighth Supplemental Indenture dated August 5, 2011 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (File No. 000-29187-87)).

†4.34	—	Ninth Supplemental Indenture dated August 5, 2011 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (File No. 000-29187-87)).

†4.35	—	Tenth Supplemental Indenture dated September 10, 2012 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company Current Report on Form 8-K filed on September 13, 2012 (File No. 000-29187-87)).

†4.36	—	Eleventh Supplemental Indenture dated November 6, 2012 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (File No. 000-29187-87)).

†4.37	—	Twelfth Supplemental Indenture dated November 6, 2012 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (File No. 000-29187-87)).

†4.38	—	Thirteenth Supplemental Indenture dated November 6, 2012 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (File No. 000-29187-87)).

†4.39	—	Fourteenth Supplemental Indenture dated November 6, 2012 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (File No. 000-29187-87)).

EXHIBIT NUMBER		DESCRIPTION

†4.40	—	Fifteenth Supplemental Indenture dated October 30, 2014 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 30, 2014 (File No. 000-29187-87)).

†4.41	—	Sixteenth Supplemental Indenture dated April 28, 2015 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on April 28, 2015 (File No. 000-29187-87)).

†4.42	—	Seventeenth Supplemental Indenture dated May 20, 2015 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 22, 2015 (File No. 000-29187-87)).

†4.43	—	Eighteenth Supplemental Indenture dated May 20, 2015 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 22, 2015 (File No. 000-29187-87)).

†4.44	—	Nineteenth Supplemental Indenture dated May 20, 2015 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on May 22, 2015 (File No. 000-29187-87)).

†4.45	—	Officer’s Certificate, dated November 17, 2011, establishing $200.0 million aggregate principal amount of 8.625% Senior Notes due 2018 (incorporated herein by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on November 17, 2011 (File No. 000-29187-87)).

†4.46	—	Officers’ Certificate dated February 23, 2015, establishing $300.0 million aggregate principal amount of 7.50% Senior Notes due 2020 (incorporated herein by reference to Exhibit 4.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 000-29187-87)).

4.47**	—	Form of Indenture relating to subordinated debt securities of the Company.

5.1**	—	Opinion of Baker Botts L.L.P.

5.2*	—	Opinion of Baker Botts L.L.P. as to the legality of the guarantees covered by this Post-Effective Amendment No. 1 to Form S-3.

12.1*	—	Computation of ratio of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends for the three months ended March 31, 2017 and for each of the years in the five-year period ended December 31, 2016.

23.1*	—	Consent of KPMG LLP.

23.2*	—	Consent of Ryder Scott Company, L.P.

23.3*	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

24.1*	—	Powers of Attorney (included on signature pages).

25.1*	—	Form T-1 Statement of Eligibility of Trustee with respect to the Senior Indenture.

25.2*	—	Form T-1 Statement of Eligibility of Trustee with respect to the Subordinated Indenture.

†	Incorporated by reference as indicated.
*	Filed herewith.

**	Previously filed as an Exhibit to the Registration Statement.
***	We will file as an exhibit to a Current Report on Form 8-K (i) any underwriting, remarketing or agency agreement relating to the securities offered hereby, (ii) the instruments setting forth the terms of any debt securities, preferred stock or warrants, (iii) any additional required opinions of counsel with respect to legality of the securities offered hereby or (iv) any required opinion of our counsel as to certain tax matters relative to the securities offered hereby.

Item 17.	Undertakings

The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Trust Indenture Act.

(8) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the claim has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each of the registrants certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on June 28, 2017.

CARRIZO OIL & GAS, INC.

BANDELIER PIPELINE HOLDING, LLC

CARRIZO (EAGLE FORD) LLC

CARRIZO (MARCELLUS) LLC

CARRIZO (MARCELLUS) WV LLC

CARRIZO (NIOBRARA) LLC

CARRIZO (PERMIAN) LLC

CARRIZO (UTICA) LLC

CARRIZO MARCELLUS HOLDING INC.

CLLR, INC.

HONDO PIPELINE, INC.

MESCALERO PIPELINE, LLC

By:	/s/ David L. Pitts
Name: David L. Pitts
Title: Vice President and Chief Financial Officer

CARRIZO OIL & GAS, INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Gregory F. Conaway (Gregory F. Conaway)	Vice President and Chief Accounting Officer (Principal Accounting Officer)

* (Steven A. Webster)	Chairman

* (Thomas L. Carter, Jr.)	Director

* (F. Gardner Parker)	Director

* (Robert F. Fulton)	Director

* (Roger A. Ramsey)	Director

* (Frank A. Wojtek)	Director

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

BANDELIER PIPELINE HOLDING, LLC

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

* (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

CARRIZO (EAGLE FORD) LLC

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

* (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

CARRIZO (MARCELLUS) LLC

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

* (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

CARRIZO (MARCELLUS) WV LLC

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

* (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

CARRIZO (NIOBRARA) LLC

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

* (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

CARRIZO (PERMIAN) LLC

Each person whose signature appears below appoints S.P. Johnson IV, David L. Pitts, Gerald A. Morton, and Gregory F. Conaway and each of them, each of whom may act without the joinder of the others, as his true and lawful attorneys in fact and agents, will full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys in fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

/s/ S.P. Johnson IV (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

/s/ Gerald A. Morton (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

CARRIZO (UTICA) LLC

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

* (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

CARRIZO MARCELLUS HOLDING INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

* (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

CLLR, INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

* (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

HONDO PIPELINE, INC.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

* (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

MESCALERO PIPELINE, LLC

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 28, 2017.

SIGNATURE	TITLE

* (S.P. Johnson IV)	President and Director (Principal Executive Officer)

/s/ David L. Pitts (David L. Pitts)	Vice President and Director (Principal Financial Officer)

* (Gerald A. Morton)	Director

/s/ Gregory F. Conaway (Gregory F. Conaway)	Chief Accounting Officer (Principal Accounting Officer)

/s/ David L. Pitts * As Attorney-in-fact	Pursuant to power of attorney included in the Registration Statement

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

1.1***	—	Underwriting Agreement.

†3.1	—	Composite Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.2 to the Company’s Current Report on 8-K filed on May 16, 2017 (File No. 000-29187-87)).

†3.2	—	Amended and Restated Bylaws of the Company (incorporated herein by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on February 19, 2015 (File No. 000-29187-87)).

†4.1	—	Form of certificate representing Common Stock (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-29187)).

†4.2	—	Certificate of Formation of Bandelier Pipeline Holding, LLC (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.3	—	Amended and Restated Limited Liability Company Agreement of Bandelier Pipeline Holding, LLC (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.4	—	Certificate of Formation of Carrizo (Eagle Ford) LLC (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178929)).

†4.5	—	Limited Liability Company Agreement of Carrizo (Eagle Ford) LLC (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178929)).

†4.6	—	Certificate of Formation of Carrizo (Marcellus) LLC (incorporated by reference to Exhibit 4.10 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.7	—	Limited Liability Company Agreement of Carrizo (Marcellus) LLC (incorporated by reference to Exhibit 4.11 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.8	—	Certificate of Formation of Carrizo (Marcellus) WV LLC (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.9	—	Limited Liability Company Agreement of Carrizo (Marcellus) WV LLC (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.10	—	Certificate of Formation of Carrizo (Niobrara) LLC (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178929)).

†4.11	—	Limited Liability Company Agreement of Carrizo (Niobrara) LLC (incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-4 (Registration No. 333-178929)).

4.12*	—	Certificate of Formation of Carrizo (Permian) LLC.

4.13*	—	Limited Liability Company Agreement of Carrizo (Permian) LLC.

4.14**	—	Certificate of Formation of Carrizo (Utica) LLC.

EXHIBIT NUMBER		DESCRIPTION

4.15**	—	Limited Liability Company Agreement of Carrizo (Utica) LLC.

†4.16	—	Certificate of Incorporation of Carrizo Marcellus Holding Inc. (incorporated by reference to Exhibit 4.12 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.17	—	Bylaws of Carrizo Marcellus Holding Inc. (incorporated by reference to Exhibit 4.13 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.18	—	Certificate of Incorporation of CLLR, Inc. (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-3 (Registration No. 333-142346)).

†4.19	—	Bylaws of CLLR, Inc. (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-3 (Registration No. 333-142346)).

†4.20	—	Certificate of Incorporation of Hondo Pipeline, Inc. (incorporated by reference to Exhibit 4.10 to the Company’s Post-Effective Amendment to the Company’s Registration Statement on Form S-3 (Registration No. 333-142346)).

†4.21	—	Bylaws of Hondo Pipeline, Inc. (incorporated by reference to Exhibit 4.11 to the Company’s Post-Effective Amendment to the Company’s Registration Statement on Form S-3 (Registration No. 333-142346)).

†4.22	—	Certificate of Formation of Mescalero Pipeline, LLC (incorporated by reference to Exhibit 4.18 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.23	—	Certificate of Amendment to the Certificate of Formation of Mescalero Pipeline, LLC (incorporated by reference to Exhibit 4.19 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.24	—	Amended and Restated Limited Liability Company Agreement of Mescalero Pipeline, LLC (incorporated by reference to Exhibit 4.20 to the Company’s Registration Statement on Form S-4 (Registration No. 333-173812)).

†4.25	—	Indenture among Carrizo Oil & Gas, Inc., the subsidiaries named therein and Wells Fargo Bank, National Association, as trustee, dated May 28, 2008 (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 28, 2008 (File No. 000-29187-87)).

†4.26	—	First Supplemental Indenture dated May 28, 2008 between Carrizo Oil & Gas, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 28, 2008 (File No. 000-29187-87)).

†4.27	—	Second Supplemental Indenture dated May 14, 2009 among Carrizo Oil & Gas, Inc., the subsidiaries named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.21 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.28	—	Third Supplemental Indenture effective as of October 19, 2009 among Carrizo Oil & Gas, Inc., Pecos Pipeline LLC and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.19 to the Company’s Amendment No. 1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-159237)).

†4.29	—	Fourth Supplemental Indenture dated November 2, 2010 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 2, 2010 (File No. 000-29187-87)).

EXHIBIT NUMBER		DESCRIPTION

†4.30	—	Fifth Supplemental Indenture dated November 2, 2010 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on November 2, 2010 (File No. 000-29187-87)).

†4.31	—	Sixth Supplemental Indenture dated May 4, 2011 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (File No. 000-29187-87)).

†4.32	—	Seventh Supplemental Indenture dated May 4, 2011 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (File No. 000-29187-87)).

†4.33	—	Eighth Supplemental Indenture dated August 5, 2011 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (File No. 000-29187-87)).

†4.34	—	Ninth Supplemental Indenture dated August 5, 2011 among Carrizo Oil & Gas, Inc. the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (File No. 000-29187-87)).

†4.35	—	Tenth Supplemental Indenture dated September 10, 2012 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company Current Report on Form 8-K filed on September 13, 2012 (File No. 000-29187-87)).

†4.36	—	Eleventh Supplemental Indenture dated November 6, 2012 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (File No. 000-29187-87)).

†4.37	—	Twelfth Supplemental Indenture dated November 6, 2012 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (File No. 000-29187-87)).

†4.38	—	Thirteenth Supplemental Indenture dated November 6, 2012 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (File No. 000-29187-87)).

†4.39	—	Fourteenth Supplemental Indenture dated November 6, 2012 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (File No. 000-29187-87)).

†4.40	—	Fifteenth Supplemental Indenture dated October 30, 2014 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 30, 2014 (File No. 000-29187-87)).

EXHIBIT NUMBER		DESCRIPTION

†4.41	—	Sixteenth Supplemental Indenture dated April 28, 2015 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on April 28, 2015 (File No. 000-29187-87)).

†4.42	—	Seventeenth Supplemental Indenture dated May 20, 2015 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 22, 2015 (File No. 000-29187-87)).

†4.43	—	Eighteenth Supplemental Indenture dated May 20, 2015 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 22, 2015 (File No. 000-29187-87)).

†4.44	—	Nineteenth Supplemental Indenture dated May 20, 2015 among Carrizo Oil & Gas, Inc., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on May 22, 2015 (File No. 000-29187-87)).

†4.45	—	Officer’s Certificate, dated November 17, 2011, establishing $200.0 million aggregate principal amount of 8.625% Senior Notes due 2018 (incorporated herein by reference to Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on November 17, 2011 (File No. 000-29187-87)).

†4.46	—	Officers’ Certificate dated February 23, 2015, establishing $300.0 million aggregate principal amount of 7.50% Senior Notes due 2020 (incorporated herein by reference to Exhibit 4.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 000-29187-87)).

4.47**	—	Form of Indenture relating to subordinated debt securities of the Company.

5.1**	—	Opinion of Baker Botts L.L.P.

5.2*	—	Opinion of Baker Botts L.L.P. as to the legality of the guarantees covered by this Post-Effective Amendment No. 1 to Form S-3.

12.1*	—	Computation of ratio of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends for the three months ended March 31, 2017 and for each of the years in the five-year period ended December 31, 2016.

23.1*	—	Consent of KPMG LLP.

23.2*	—	Consent of Ryder Scott Company, L.P.

23.3*	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

24.1*	—	Powers of Attorney (included on signature pages).

25.1*	—	Form T-1 Statement of Eligibility of Trustee with respect to the Senior Indenture.

25.2*	—	Form T-1 Statement of Eligibility of Trustee with respect to the Subordinated Indenture.

†	Incorporated by reference as indicated.
*	Filed herewith.
**	Previously filed as an Exhibit to the Registration Statement.
***	We will file as an exhibit to a Current Report on Form 8-K (i) any underwriting, remarketing or agency agreement relating to the securities offered hereby, (ii) the instruments setting forth the terms of any debt securities, preferred stock or warrants, (iii) any additional required opinions of counsel with respect to legality of the securities offered hereby or (iv) any required opinion of our counsel as to certain tax matters relative to the securities offered hereby.